EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the XOX Corporation 1996 Omnibus Stock Plan of our report dated February 27, 1998 with respect to the financial statements of XOX Corporation included in its Annual Report (Form 10-KSB) for the year ended December 31, 1997 filed with the Securities and Exchange Commission.





                                                   /s/ Ernst & Young, LLP /s/

Minneapolis, Minnesota
August 4, 1998